COST OF SALES	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
COST OF SALES
5. COST OF SALES

Cost of sales in 2023, 2022 and 2021 amounted to €2,995,877 thousand, €2,648,953 thousand and €2,080,613 thousand, respectively, consisting mainly of the cost of materials, components and labor related to the manufacturing and distribution of cars and spare parts. Cost of sales also include depreciation and amortization, insurance, transportation costs, and warranty and product-liability related costs, as well as production costs for engines sold to Maserati and engines rented to other Formula 1 racing teams.

Interest and other financial expenses from financial services activities included within cost of sales in 2023, 2022 and 2021 amounted to €60,808 thousand, €27,145 thousand and €16,639 thousand, respectively.